                                                                    Exhibit 24.2

                          TESORO PETROLEUM CORPORATION
                             300 Concord Plaza Drive
                          San Antonio, Texas 78216-6999

                                 April 17, 2003

                             SECRETARY'S CERTIFICATE

      The undersigned, James C. Reed, Jr., does hereby certify on behalf of Tesoro Petroleum Corporation, a Delaware corporation (the "Company"), that he is the duly elected, qualified and acting Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company on March 13, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notes, which will be issued by the Company pursuant to the Purchase Agreement (the "Notes"); (ii) the execution and delivery of the Indenture relating to the Notes, among the Company, the Guarantors and The Bank of New York, as Trustee (the "Indenture");
(iii) the execution and delivery of the Purchase Agreement, among the Company, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the execution and delivery of the Registration Rights Agreement, dated as of the date hereof, relating to the Notes, among the Company, the Guarantors and the Purchasers (the "Registration Rights Agreement")and (vi) all other transactions with respect to the Notes contemplated by the Offering Circular, and by the Pricing Committee of the Board of Directors on April 7, 2003 approving the price of the Notes; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the offering of up to $375,000,000 aggregate principal amount of the Notes by Tesoro Petroleum Corporation;


                            [Signature Page Follows]

            IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th, day of April, 2003.

                            Tesoro Petroleum Corporation


                            By: /s/ JAMES C. REED, JR.
                               ---------------------------------------------
                            Name:  James C. Reed, Jr.
                            Title: Secretary


            I, Charles S. Parrish, Assistant Secretary of Tesoro Petroleum Corporation, do hereby certify that James C. Reed, Jr. is the duly elected and qualified Secretary of Tesoro Petroleum Corporation, and that the signature of James C. Reed, Jr. set forth above is his true and genuine signature.

            IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                            By: /s/ CHARLES S. PARRISH
                               ---------------------------------------------
                            Name:  Charles S. Parrish
                            Title: Assistant Secretary





                        Company Secretary's Certificate

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES


RESOLVED,           that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among TESORO PETROLEUM CORPORATION (the
                    "Company"), the other Guarantors listed on the signature pages thereto (the "Guarantors") and Goldman, Sachs & Co.
                    and Banc One Capital Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED,   that the officers and directors of the Company who are
                    required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A.
                    Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration
                    Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the
                    "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration
                    Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

      The undersigned, Charles S. Parrish, does hereby certify on behalf of DIGICOMP, INC., a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.

                                        DIGICOMP, INC.


                                        By: /s/ CHARLES S. PARRISH
                                           ----------------------------------
                                        Name:  Charles S. Parrish
                                        Title: Assistant Secretary




      I, James C. Reed, Jr., the Executive Vice President, General Counsel and Secretary of Digicomp, Inc., do hereby certify that Charles S. Parrish, is the duly elected and qualified Assistant Secretary of Digicomp, Inc., and that the signature of Charles S. Parrish set forth above is his true and genuine signature.



      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                        By: /s/ JAMES C. REED, JR.
                                           ----------------------------------
                                        Name:  James C. Reed, Jr.
                                        Title: Executive Vice President, General
                                        Counsel and Secretary

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES


RESOLVED,           that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among DIGICOMP, INC. (the "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other
                    Guarantors listed on the signature pages thereto (the
                    "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                    Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                    Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED,   that the officers and directors of the Company who are
                    required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A.
                    Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration
                    Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the
                    "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration
                    Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                             SECRETARY'S CERTIFICATE

      The undersigned, Eric A. Haugstad, does hereby certify on behalf of FAR EAST MARITIME COMPANY, a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.

                                        FAR EAST MARITIME COMPANY



                                        By: /s/ ERIC A. HAUGSTAD
                                           ----------------------------------
                                        Name:  Eric A. Haugstad
                                        Title: Secretary




      I, Timothy F. Plummer, the Chairman of the Board of Directors and President, do hereby certify that Eric A. Haugstad, is the duly elected and qualified Secretary of Far East Maritime Company, and that the signature of Eric
A. Haugstad set forth above is his true and genuine signature.

      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.



                                        By: /s/ TIMOTHY F. PLUMMER
                                           ----------------------------------
                                        Name:  Timothy F. Plummer
                                        Title: Chairman of the Board of
                                        Directors and President

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES

RESOLVED,           that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among FAR EAST MARITIME COMPANY (the
                    "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other Guarantors listed on the signature pages thereto (the
                    "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                    Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                    Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Attorney-in Fact (as defined below) shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED,   that the officers and directors of the Company who are
                    required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A.
                    Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration
                    Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the
                    "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration
                    Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                             SECRETARY'S CERTIFICATE

      The undersigned, Eric A. Haugstad, does hereby certify on behalf of GOLD STAR MARITIME COMPANY, a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                            GOLD STAR MARITIME COMPANY


                                            By: /s/ ERIC A. HAUGSTAD
                                               ---------------------------------
                                            Name:  Eric A. Haugstad
                                            Title:    Secretary




         I, Timothy F. Plummer, the Chairman of the Board of Directors and President, do hereby certify that Eric A. Haugstad, is the duly elected and qualified Secretary of Gold Star Maritime Company, and that the signature of Eric A. Haugstad set forth above is his true and genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                            By: /s/ TIMOTHY F. PLUMMER
                                               ---------------------------------
                                             Name:  Timothy F. Plummer
                                             Title: Chairman of the Board of
                                             Directors and President

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES

RESOLVED,           that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among GOLD STAR MARITIME COMPANY (the
                    "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other Guarantors listed on the signature pages thereto (the
                    "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                    Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                    Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Attorney-in Fact (as defined below) shall approve be, and hereby is, approved in all respects; and


FURTHER RESOLVED,   that the officers and directors of the Company who are
                    required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A.
                    Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration
                    Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the
                    "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration
                    Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

          The undersigned, Charles S. Parrish, does hereby certify on behalf of KENAI PIPE LINE COMPANY, a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


          Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee");
(ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                            KENAI PIPE LINE COMPANY

                                            By: /s/ CHARLES S. PARRISH
                                               ---------------------------------
                                            Name:  Charles S. Parrish
                                            Title: Assistant Secretary


          I, James C. Reed, Jr., the Executive Vice President and Secretary of Kenai Pipe Line Company, do hereby certify that Charles S. Parrish, is the duly elected and qualified Assistant Secretary of Kenai Pipe Line Company, and that the signature of Charles S. Parrish set forth above is his true and genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                            By: /s/ JAMES C. REED, JR.
                                               ---------------------------------
                                            Name:  James C. Reed, Jr.
                                            Title: Executive Vice President and
                                            Secretary

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES

RESOLVED,           that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among KENAI PIPE LINE COMPANY (the
                    "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other Guarantors listed on the signature pages thereto (the
                    "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                    Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                    Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED,   that the officers and directors of the Company who are
                    required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A.
                    Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration
                    Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the
                    "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration
                    Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                             SECRETARY'S CERTIFICATE

         The undersigned, James C. Reed, Jr., does hereby certify on behalf of SMILEY'S SUPER SERVICE, INC., a Hawaii corporation (the "Company") that he is the duly elected, qualified and acting Executive Vice President and Secretary of the Company and that:


         Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee");
(ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                            SMILEY'S SUPER SERVICE, INC.

                                            By: /s/ JAMES C. REED, JR.
                                               ---------------------------------
                                            Name:  James C. Reed, Jr.
                                            Title: Executive Vice President and
                                            Secretary


         I, Sharon L. Layman, the Vice President and Treasurer of Smiley's Super Service, Inc., do hereby certify that James C. Reed, Jr., is the duly elected and qualified Executive Vice President and Secretary of Smiley's Super Service, Inc., and that the signature of James C. Reed, Jr. set forth above is his true and genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                            By: /s/ SHARON L. LAYMAN
                                               ---------------------------------
                                            Name:  Sharon L. Layman
                                            Title: Vice President and
                                            Treasurer

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES

RESOLVED,           that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among SMILEY'S SUPER SERVICE, INC. (the
                    "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other Guarantors listed on the signature pages thereto (the
                    "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                    Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                    Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED,   that the officers and directors of the Company who are
                    required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A.
                    Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration
                    Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the
                    "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration
                    Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

         The undersigned, Charles S. Parrish, does hereby certify on behalf of TESORO ALASKA COMPANY, a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


         Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee");
(ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                            TESORO ALASKA COMPANY

                                            By: /s/ CHARLES S. PARRISH
                                               ---------------------------------
                                            Name:  Charles S. Parrish
                                            Title: Assistant Secretary


         I, James C. Reed, Jr., the Executive Vice President and Secretary of Tesoro Alaska Company, do hereby certify that Charles S. Parrish, is the duly elected and qualified Assistant Secretary of Tesoro Alaska Company, and that the signature of Charles S. Parrish set forth above is his true and genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                            By: /s/ JAMES C. REED, JR.
                                               ---------------------------------
                                            Name:  James C. Reed, Jr.
                                            Title: Executive Vice President and
                                            Secretary

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES

RESOLVED,         that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among TESORO ALASKA COMPANY (the
                  "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other
                  Guarantors listed on the signature pages thereto (the
                  "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                  Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                  Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized
                  Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED, that the officers and directors of the Company who are required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A. Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

      The undersigned, Charles S. Parrish, does hereby certify on behalf of TESORO ALASKA PIPELINE COMPANY, a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                    TESORO ALASKA PIPELINE COMPANY

                                    By: /s/ CHARLES S. PARRISH
                                       -------------------------------------
                                    Name:  Charles S. Parrish
                                    Title: Assistant Secretary




      I, James C. Reed, Jr., the Executive Vice President and Secretary of Tesoro Alaska Pipeline Company, do hereby certify that Charles S. Parrish, is the duly elected and qualified Assistant Secretary of Tesoro Alaska Pipeline Company and that the signature of Charles S. Parrish set forth above is his true and genuine signature.



      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                    By: /s/ JAMES C. REED, JR.
                                       -------------------------------------
                                    Name:  James C. Reed, Jr.
                                    Title: Executive Vice President and
                                           Secretary

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES

RESOLVED,         that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among TESORO ALASKA PIPELINE COMPANY (the
                  "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other
                  Guarantors listed on the signature pages thereto (the
                  "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                  Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                  Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized
                  Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED, that the officers and directors of the Company who are required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A. Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

      The undersigned, Charles S. Parrish, does hereby certify on behalf of TESORO AVIATION COMPANY, a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                    TESORO AVIATION COMPANY

                                    By: /s/ CHARLES S. PARRISH
                                       -------------------------------------
                                    Name:  Charles S. Parrish
                                    Title: Assistant Secretary




      I, James C. Reed, Jr., the Executive Vice President, General Counsel and Secretary of Digicomp, Inc., do hereby certify that Charles S. Parrish, is the duly elected and qualified Assistant Secretary of Tesoro Aviation Company, and that the signature of Charles S. Parrish set forth above is his true and genuine signature.



      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                    By: /s/ JAMES C. REED, JR.
                                       -------------------------------------
                                    Name:  James C. Reed, Jr.
                                    Title: Executive Vice President, General
                                           Counsel and Secretary

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES

RESOLVED,         that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among TESORO AVIATION COMPANY (the
                  "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other
                  Guarantors listed on the signature pages thereto (the
                  "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                  Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                  Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized
                  Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED, that the officers and directors of the Company who are required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A. Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

      The undersigned, Charles S. Parrish, does hereby certify on behalf of TESORO GAS RESOURCES COMPANY, INC., a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.

                                    TESORO GAS RESOURCES COMPANY, INC.


                                    By: /s/ CHARLES S. PARRISH
                                       -------------------------------------
                                    Name:  Charles S. Parrish
                                    Title: Assistant Secretary




      I, James C. Reed, Jr., the Executive Vice President, General Counsel and Secretary of Tesoro Gas Resources Company, Inc., do hereby certify that Charles S. Parrish, is the duly elected and qualified Assistant Secretary of Tesoro Gas Resources Company, Inc., and that the signature of Charles S. Parrish set forth above is his true and genuine signature.



      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                    By: /s/ JAMES C. REED, JR.
                                       -------------------------------------
                                    Name:  James C. Reed, Jr.
                                    Title: Executive Vice President,
                                           General Counsel and Secretary

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES

RESOLVED,         that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among TESORO GAS RESOURCES COMPANY, INC.
                  (the "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other Guarantors listed on the signature pages thereto (the
                  "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                  Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                  Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized
                  Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED, that the officers and directors of the Company who are required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A. Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                             SECRETARY'S CERTIFICATE

      The undersigned, James C. Reed, Jr., does hereby certify on behalf of TESORO HAWAII CORPORATION, a Hawaii corporation (the "Company") that he is the duly elected, qualified and acting Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                    TESORO HAWAII CORPORATION

                                    By: /s/ JAMES C. REED, JR.
                                       -------------------------------------
                                    Name:  James C. Reed, Jr.
                                    Title: Executive Vice President and
                                           Secretary


      I, Sharon L. Layman, the Vice President and Treasurer of Tesoro Hawaii Corporation, do hereby certify that James C. Reed, Jr., is the duly elected and qualified Executive Vice President and Secretary of Tesoro Hawaii Corporation, and that the signature of James C. Reed, Jr. set forth above is his true and genuine signature.



      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                    By: /s/ SHARON L. LAYMAN
                                       -------------------------------------
                                    Name:  Sharon L. Layman
                                    Title: Vice President and Treasurer

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES

RESOLVED,         that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among TESORO HAWAII CORPORATION (the
                  "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other
                  Guarantors listed on the signature pages thereto (the
                  "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                  Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                  Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized
                  Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED, that the officers and directors of the Company who are required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A. Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

      The undersigned, Charles S. Parrish, does hereby certify on behalf of TESORO HIGH PLAINS PIPELINE COMPANY, a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                    TESORO HIGH PLAINS PIPELINE COMPANY

                                    By: /s/ CHARLES S. PARRISH
                                       -------------------------------------
                                    Name:  Charles S. Parrish
                                    Title: Assistant Secretary




      I, James C. Reed, Jr., the Executive Vice President, General Counsel and Secretary of Tesoro High Plains Pipeline Company, do hereby certify that Charles S. Parrish, is the duly elected and qualified Assistant Secretary of Tesoro High Plains Pipeline Company, and that the signature of Charles S. Parrish set forth above is his true and genuine signature.



      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                    By: /s/ JAMES C. REED, JR.
                                       -------------------------------------
                                    Name:  James C. Reed, Jr.
                                    Title: Executive Vice President,
                                           General Counsel and Secretary

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES

RESOLVED,         that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among TESORO HIGH PLAINS PIPELINE COMPANY
                  (the "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other Guarantors listed on the signature pages thereto (the
                  "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                  Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                  Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized
                  Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED, that the officers and directors of the Company who are required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A. Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

      The undersigned, Charles S. Parrish, does hereby certify on behalf of TESORO MARINE SERVICES, LLC, a Delaware limited liability company (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                    TESORO MARINE SERVICES, LLC

                                    By: /s/ CHARLES S. PARRISH
                                       -------------------------------------
                                    Name:  Charles S. Parrish
                                    Title: Assistant Secretary




      I, James C. Reed, Jr., the Executive Vice President, General Counsel and Secretary of Tesoro Marine Services, LLC, do hereby certify that Charles
S. Parrish, is the duly elected and qualified Assistant Secretary of Tesoro Marine Services, LLC, and that the signature of Charles S. Parrish set forth above is his true and genuine signature.



      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                    By: /s/ JAMES C. REED, JR.
                                       -------------------------------------
                                    Name:  James C. Reed, Jr.
                                    Title: Executive Vice President,
                                           General Counsel and Secretary

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES


RESOLVED,         that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among TESORO MARINE SERVICES, LLC (the
                  "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other
                  Guarantors listed on the signature pages thereto (the
                  "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                  Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                  Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized
                  Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and


FURTHER RESOLVED, that the officers and directors of the Company who are required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A. Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

      The undersigned, Charles S. Parrish, does hereby certify on behalf of TESORO MARITIME COMPANY, a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.

                                    TESORO MARITIME COMPANY


                                    By: /s/ CHARLES S. PARRISH
                                       -------------------------------------
                                    Name:  Charles S. Parrish
                                    Title: Assistant Secretary




      I, James C. Reed, Jr., the Executive Vice President, General Counsel and Secretary of Tesoro Maritime Company, do hereby certify that Charles S. Parrish, is the duly elected and qualified Assistant Secretary of Tesoro Maritime Company, and that the signature of Charles S. Parrish set forth above is his true and genuine signature.



      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                    By: /s/ JAMES C. REED, JR.
                                       -------------------------------------
                                    Name:  James C. Reed, Jr.
                                    Title: Executive Vice President,
                                           General Counsel and Secretary

       OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL
                         AMOUNT OF SENIOR SECURED NOTES

RESOLVED,         that the Purchase Agreement (the "Purchase Agreement") to
                  be entered into by and among TESORO MARITIME COMPANY (the
                  "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other Guarantors listed on the signature pages thereto (the
                  "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                  Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                  Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED, that the officers and directors of the Company who are required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A. Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

      The undersigned, Charles S. Parrish, does hereby certify on behalf of TESORO NORTHSTORE COMPANY, an Alaska corporation (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


      Latham & Watkins LLP and Fulbright & Jaworski L.L.P. are entitled to rely on this certificate in connection with the opinions that such firms are rendering pursuant to clauses (a) and (b), respectively, of Section 7 of the Purchase Agreement.

                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.

                                  TESORO NORTHSTORE COMPANY




                                  By: /s/ CHARLES S. PARRISH
                                     --------------------------------------
                                  Name:  Charles S. Parrish
                                  Title: Assistant Secretary




      I, James C. Reed, Jr., the Executive Vice President and Secretary of Tesoro Northstore Company, do hereby certify that Charles S. Parrish, is the duly elected and qualified Assistant Secretary of Tesoro Northstore Company, and that the signature of Charles S. Parrish set forth above is his true and genuine signature.



      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                  By: /s/ JAMES C. REED, JR.
                                     ------------------------------------------
                                  Name:  James C. Reed, Jr.
                                  Title: Executive Vice President and Secretary

       OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL
                         AMOUNT OF SENIOR SECURED NOTES

RESOLVED,         that the Purchase Agreement (the "Purchase Agreement") to
                  be entered into by and among TESORO NORTHSTORE COMPANY (the
                  "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other Guarantors listed on the signature pages thereto (the
                  "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                  Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                  Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED, that the officers and directors of the Company who are required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A. Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

      The undersigned, Charles S. Parrish, does hereby certify on behalf of TESORO PETROLEUM COMPANIES, INC., a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.

                                    TESORO PETROLEUM COMPANIES, INC.


                                    By: /s/ CHARLES S. PARRISH
                                       ---------------------------------------
                                    Name:  Charles S. Parrish
                                    Title: Assistant Secretary




      I, James C. Reed, Jr., the Executive Vice President, General Counsel and Secretary of Tesoro Petroleum Companies, Inc., do hereby certify that Charles S. Parrish, is the duly elected and qualified Assistant Secretary of Tesoro Petroleum Companies, Inc., and that the signature of Charles S. Parrish set forth above is his true and genuine signature.



      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                    By: /s/ JAMES C. REED, JR.
                                       ---------------------------------------
                                    Name:  James C. Reed, Jr.
                                    Title: Executive Vice President, General
                                    Counsel and Secretary

       OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL
                         AMOUNT OF SENIOR SECURED NOTES

RESOLVED,         that the Purchase Agreement (the "Purchase Agreement") to
                  be entered into by and among TESORO PETROLEUM COMPANIES, INC. (the "Company"), Tesoro Petroleum Corporation
                  ("Tesoro"), the other Guarantors listed on the signature pages thereto (the "Guarantors") and Goldman, Sachs & Co.
                  and Banc One Capital Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized
                  Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED, that the officers and directors of the Company who are required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A. Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

      The undersigned, Charles S. Parrish, does hereby certify on behalf of TESORO REFINING AND MARKETING COMPANY, a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.

                                  TESORO REFINING AND MARKETING COMPANY




                                  By: /s/ CHARLES S. PARRISH
                                     ---------------------------------------
                                  Name:  Charles S. Parrish
                                  Title: Assistant Secretary




      I, James C. Reed, Jr., the Executive Vice President and Secretary of Tesoro Refining and Marketing Company, do hereby certify that Charles S. Parrish, is the duly elected and qualified Assistant Secretary of Tesoro Refining and Marketing Company, and that the signature of Charles S. Parrish set forth above is his true and genuine signature.



      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                  By: /s/ JAMES C. REED, JR.
                                     ---------------------------------------
                                  Name:  James C. Reed, Jr.
                                  Title: Executive Vice President and Secretary

       OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL
                         AMOUNT OF SENIOR SECURED NOTES

RESOLVED,         that the Purchase Agreement (the "Purchase Agreement") to
                  be entered into by and among TESORO REFINING AND MARKETING
                  COMPANY (the "Company"), Tesoro Petroleum Corporation
                  ("Tesoro"), the other Guarantors listed on the signature pages thereto (the "Guarantors") and Goldman, Sachs & Co.
                  and Banc One Capital Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized
                  Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED, that the officers and directors of the Company who are required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A. Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

      The undersigned, Charles S. Parrish, does hereby certify on behalf of TESORO TECHNOLOGY COMPANY, a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.

                                    TESORO TECHNOLOGY COMPANY


                                    By: /s/ CHARLES S. PARRISH
                                       ---------------------------------------
                                    Name:  Charles S. Parrish
                                    Title: Assistant Secretary




      I, James C. Reed, Jr., the Executive Vice President, General Counsel and Secretary of Tesoro Technology Company, do hereby certify that Charles S. Parrish, is the duly elected and qualified Assistant Secretary of Tesoro Technology Company, and that the signature of Charles S. Parrish set forth above is his true and genuine signature.



      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                    By: /s/ JAMES C. REED, JR.
                                       ---------------------------------------
                                    Name:  James C. Reed, Jr.
                                    Title: Executive Vice President,
                                    General Counsel and Secretary

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES

RESOLVED,           that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among TESORO TECHNOLOGY COMPANY (the
                    "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other Guarantors listed on the signature pages thereto (the
                    "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                    Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                    Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED,   that the officers and directors of the Company who are
                    required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A.
                    Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration
                    Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the
                    "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration
                    Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

      The undersigned, Charles S. Parrish, does hereby certify on behalf of TESORO TRADING COMPANY, a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.

                                        TESORO TRADING COMPANY


                                        By: /s/ CHARLES S. PARRISH
                                           ----------------------------------
                                        Name:  Charles S. Parrish
                                        Title: Assistant Secretary




      I, James C. Reed, Jr., the Executive Vice President, General Counsel and Secretary of Tesoro Trading Company, do hereby certify that Charles S. Parrish, is the duly elected and qualified Assistant Secretary of Tesoro Trading Company, and that the signature of Charles S. Parrish set forth above is his true and genuine signature.



      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                        By: /s/ JAMES C. REED, JR.
                                           ----------------------------------
                                        Name:  James C. Reed, Jr.
                                        Title: Executive Vice President, General
                                        Counsel and Secretary

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES

RESOLVED,           that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among TESORO TRADING COMPANY (the
                    "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other Guarantors listed on the signature pages thereto (the
                    "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                    Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                    Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED,

                    that the officers and directors of the Company who are required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A. Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

      The undersigned, Charles S. Parrish, does hereby certify on behalf of TESORO VOSTOK COMPANY, a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.

                                        TESORO VOSTOK COMPANY


                                        By: /s/ CHARLES S. PARRISH
                                           ----------------------------------
                                        Name:  Charles S. Parrish
                                        Title: Assistant Secretary




      I, James C. Reed, Jr., the Executive Vice President and Secretary of Tesoro Vostok Company, do hereby certify that Charles S. Parrish, is the duly elected and qualified Assistant Secretary of Tesoro Vostok Company, and that the signature of Charles S. Parrish set forth above is his true and genuine signature.



      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                        By: /s/ JAMES C. REED, JR.
                                           ----------------------------------
                                        Name:  James C. Reed, Jr.
                                        Title: Executive Vice President and
                                        Secretary

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES

RESOLVED,           that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among TESORO VOSTOK COMPANY (the
                    "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other Guarantors listed on the signature pages thereto (the
                    "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                    Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                    Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED,   that the officers and directors of the Company who are
                    required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A.
                    Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration
                    Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the
                    "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration
                    Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                             SECRETARY'S CERTIFICATE

      The undersigned, Sean A. Breiner, does hereby certify on behalf of TESORO FINANCIAL SERVICES HOLDING COMPANY, a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.

                                       TESORO FINANCIAL SERVICES HOLDING COMPANY


                                       By: /s/ SEAN A. BREINER
                                          ----------------------------------
                                       Name:  Sean A. Breiner
                                       Title: Secretary




      I, Heather R. Hill, a Director of Tesoro Financial Services Holding Company, do hereby certify that Sean A. Breiner, is the duly elected and qualified Secretary of Tesoro Financial Services Holding Company, and that the signature of Sean A. Breiner set forth above is his true and genuine signature.

      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                       By: /s/ HEATHER R. HILL
                                          ----------------------------------
                                       Name:  Heather R. Hill
                                       Title: Director

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES

RESOLVED,           that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among TESORO FINANCIAL SERVICES HOLDING
                    COMPANY (the "Company"), Tesoro Petroleum Corporation
                    ("Tesoro"), the other Guarantors listed on the signature pages thereto (the "Guarantors") and Goldman, Sachs & Co.
                    and Banc One Capital Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Attorney-in Fact (as defined below) shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED,   that the officers and directors of the Company who are
                    required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A.
                    Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration
                    Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the
                    "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration
                    Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

      The undersigned, Charles S. Parrish, does hereby certify on behalf of TESORO MARINE SERVICES HOLDING COMPANY, a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.

                                        TESORO MARINE SERVICES HOLDING COMPANY


                                        By: /s/ CHARLES S. PARRISH
                                           ----------------------------------
                                        Name:  Charles S. Parrish
                                        Title: Assistant Secretary




      I, James C. Reed, Jr., the Executive Vice President, General Counsel and Secretary of Tesoro Marine Services Holding Company, do hereby certify that Charles S. Parrish, is the duly elected and qualified Assistant Secretary of Tesoro Marine Services Holding Company, and that the signature of Charles S. Parrish set forth above is his true and genuine signature.



      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                        By: /s/ JAMES C. REED, JR.
                                           ----------------------------------
                                        Name:  James C. Reed, Jr.
                                        Title: Executive Vice President, General
                                        Counsel and Secretary

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES


RESOLVED,           that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among TESORO MARINE SERVICES HOLDING
                    COMPANY (the "Company"), Tesoro Petroleum Corporation
                    ("Tesoro"), the other Guarantors listed on the signature pages thereto (the "Guarantors") and Goldman, Sachs & Co.
                    and Banc One Capital Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and


FURTHER RESOLVED,   that the Authorized Officers who are required to execute the
                    Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A. Smith, James C. Reed,
                    Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                        ASSISTANT SECRETARY'S CERTIFICATE

      The undersigned, Charles S. Parrish, does hereby certify on behalf of TESORO WASATCH, LLC, a Delaware corporation (the "Company") that he is the duly elected, qualified and acting Assistant Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.

                                        TESORO WASATCH, LLC


                                        By: /s/ CHARLES S. PARRISH
                                           ----------------------------------
                                        Name:  Charles S. Parrish
                                        Title: Assistant Secretary




      I, James C. Reed, Jr., the Executive Vice President, General Counsel and Secretary of Tesoro Wasatch, LLC, do hereby certify that Charles S. Parrish, is the duly elected and qualified Assistant Secretary of Tesoro Wasatch, LLC, and that the signature of Charles S. Parrish set forth above is his true and genuine signature.



      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                        By: /s/ JAMES C. REED, JR.
                                           ----------------------------------
                                        Name:  James C. Reed, Jr.
                                        Title: Executive Vice President, General
                                        Counsel and Secretary

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES

RESOLVED,           that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among TESORO WASATCH, LLC (the
                    "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other Guarantors listed on the signature pages thereto (the
                    "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                    Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                    Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Authorized Officer (as defined below) executing same shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED,   that the Authorized Officers who are required to execute the
                    Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A. Smith, James C. Reed,
                    Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration Statement and any amendment(s) or post-effective amendment(s) thereto; and

                                 April 17, 2003

                             SECRETARY'S CERTIFICATE

      The undersigned, Heather R. Hill, does hereby certify on behalf of VICTORY FINANCE COMPANY, a Delaware corporation (the "Company") that she is the duly elected, qualified and acting Secretary of the Company and that:


      Attached hereto are true and correct copies of resolutions adopted by the Board of Directors of the Company or the Board of Directors of the Company's sole member on April 15, 2003, pertaining to (i) the authorization, issuance, execution and delivery of the Notation of Guarantee (the "Guarantee"); (ii) the authorization, execution and delivery of the Indenture relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and The Bank of New York, as Trustee (the "Indenture"); (iii) the authorization, execution and delivery of the Purchase Agreement among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Purchase Agreement"); (iv) the authorization, execution and delivery of the Security Documents, as defined in the Purchase Agreement (the "Security Documents"); (v) the authorization, execution and delivery of the Exchange and Registration Rights Agreement, dated as of the date hereof, relating to the Notes and Guarantee, among Tesoro Petroleum Corporation, the Guarantors and the Purchasers (the "Registration Rights Agreement"); and (vi) all other transactions with respect to the Notes and Guarantee contemplated by the Offering Circular; said resolutions have not been amended, rescinded or modified since their adoption and remain in full force and effect as of the date hereof; said resolutions are the only resolutions adopted by the Board of Directors, or any committee thereof, pertaining to the guarantee by the Company of the offering of the Notes;


                            [Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.

                                        VICTORY FINANCE COMPANY


                                        By: /s/ HEATHER R. HILL
                                           ----------------------------------
                                        Name:  Heather R. Hill
                                        Title: Secretary




      I, Charles L. Magee, President of Victory Finance Company, do hereby certify that Heather R. Hill, is the duly elected and qualified Secretary of Victory Finance Company.

      IN WITNESS WHEREOF, I have hereunto signed my name as of the 17th day of April, 2003.


                                        By: /s/ CHARLES L. MAGEE
                                           ----------------------------------
                                        Name:  Charles L. Magee
                                        Title: President

  OFFERING BY TESORO PETROLEUM CORPORATION OF $375,000,000 PRINCIPAL AMOUNT OF
                              SENIOR SECURED NOTES

RESOLVED,           that the Purchase Agreement (the "Purchase Agreement") to be entered into by and among VICTORY FINANCE COMPANY (the
                    "Company"), Tesoro Petroleum Corporation ("Tesoro"), the other Guarantors listed on the signature pages thereto (the
                    "Guarantors") and Goldman, Sachs & Co. and Banc One Capital
                    Markets, Inc., as the initial purchasers (collectively, the "Initial Purchasers") providing for the issuance, sale and delivery by Tesoro of Senior Secured Notes (the "Notes") of
                    Tesoro in an aggregate principal amount of $375,000,000, in such form and with such terms and provisions as the Attorney-in Fact (as defined below) shall approve be, and hereby is, approved in all respects; and

FURTHER RESOLVED,   that the officers and directors of the Company who are
                    required to execute the Registration Statement be, and they hereby are, and each of them hereby is, authorized to execute and deliver a power-of-attorney appointing Bruce A.
                    Smith, James C. Reed, Jr. and Charles S. Parrish each to be the attorneys-in-fact and agents with power of substitution and resubstitution, for each of such directors and officers and in their name, place and stead, in any and all capacities, to sign any amendment(s) to the Registration
                    Statements, including any post-effective amendment(s), to file the same with the Securities Exchange Commission (the
                    "Commission") and to perform all other acts necessary in connection with any matter relating to the Registration
                    Statement and any amendment(s) or post-effective amendment(s) thereto; and